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                                                                   Exhibit 10.29

                               SECOND AMENDMENT TO
                            SOFTWARE HOUSE AGREEMENT

     THIS SECOND AMENDMENT TO SOFTWARE HOUSE AGREEMENT ("Amendment") is made as of June 3, 1996 ("Effective Date") by and between TANDEM COMPUTERS INCORPORATED ("Tandem"), a Delaware corporation having offices at 19333 Vallco Parkway, Cupertino, California 95014, and APPLIED COMMUNICATIONS, INC., a Nebraska
 corporation having offices at 330 South 108th Avenue, Omaha, Nebraska ("Software House").

RECITALS

     Tandem and Software House entered into that certain Software House Agreement dated October 1, 1992 and amended on December 31, 1993 ("Software House Agreement") which by its terms expires on December 31, 1997.

     Tandem and Software House desire to extend the term of the Software House Agreement as it applies to the country of Canada, as provided below.

AGREEMENTS

     Now, therefore, in consideration of the mutual promises, obligations and agreements herein, the parties agree as follows:

     1.   EXTENSION OF TERM.
          -----------------

          The term of the Software House Agreement as amended hereby shall be extended to December 31, 1999 solely as it applies to the activities of Software House and its Canadian subsidiary in the country of Canada.

     2.   FULL FORCE AND EFFECT.
          ---------------------

          Except as expressly amended hereby, the terms of the Software House Agreement and any amendments made thereto through and including December 31, 1997, shall remain in full force and effect and shall continue to bind the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

TANDEM COMPUTERS INCORPORATED          APPLIED COMMUNICATIONS, INC.
                                       (Software House)

By:  /s/ Michael Bateman               By:  /s/ Gregory J. Duman
   ----------------------------            ------------------------------------
Name:  Michael Bateman                 Name:  Gregory J. Duman
      -------------------------               ---------------------------------
Title:  Vice President                 Title:  V.P. and Chief Financial Officer
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